UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 28, 2015

Seratosa Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

138 Queens Road Central
11/F
Central, Hong Kong HKSAR
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	+852 9316 6780

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS TO BE INCLUDED IN THIS REPORT

Item 1.01.  Entry into a Material Definitive Agreements.

On May 28, 2015, Seratosa, Inc. (the "Company"), an e-commerce facilitator announces that it has signed a definitive acquisition agreement with a Singapore based Mobile Applications company, Technoprenuers Resource Centre Private Limited, (“TRC”) which does business under the brand name 'CreateApp'.

TRC, in its fiscal year ending December 31, 2014, had audited revenues of SGD15.7 million and net income after tax of SGD3.5 million.

The terms of the acquisition are a share exchange of value of US$36 million of newly issued Seratosa shares in exchange for 100% of the shareholder interests of TRC.  In order to effectuate the acquisition, a reverse split will be effectuated later at a ratio yet to be determined.

TRC will become a wholly-owned subsidiary of the Company and be allowed to appoint two directors to the Company's Board of Directors, as well as place executives in senior management positions.

The transaction is estimated to close within ten business days following the date of the press release announcement incorporated by reference to Item 7.01 in this report on Form 8-K.

Item 3.02.  Unregistered Sales of Securities.

On May 28, 2015, Seratosa, Inc. agreed to issue shares from the Company through an Acquisition Agreement with Technoprenuers Resource Centre Private Limited, in the value of USD $36 million in the form of restricted shares of the common stock that will be newly issued shares and subject to SEC rule 144.

Item 7.01.  Regulation FD Disclosure

On May 28, 2015, Seratosa, Inc. issued a press release announcing a definitive acquisition agreement with a Singapore based Mobile Applications company, Technoprenuers Resource Centre Private Limited, which does business under the brand name 'CreateApp'.

TRC, in its fiscal year ending December 31, 2014, had audited revenues of SGD15.7 million and net income after tax of SGD3.5 million.

The terms of the acquisition are a share exchange of value of US$36 million of newly issued Seratosa shares in exchange for 100% of the shareholder interests of TRC.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The transaction is estimated to close within ten business days following the date of this announcement.

Item 9.01.  Exhibits.  Financial Statements and Exhibits

(c)	Exhibits

10.1	Acquisition Agreement dated May 28, 2015

99.1	Press Release issued May 28, 2015 by Seratosa* * This exhibit is intended to be furnished and shall not be deemed "filed” for purposes of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERATOSA INC.

Dated: May 29, 2015	By: /s/ Brent Suen
Name: Brent Suen
Title: President & CEO